UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

 North Haven Private Income Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01489	87-4562172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.
☒ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to ING Facility

On July 15, 2024, North Haven Private Income Fund LLC (the “Company”) entered into an amendment (the “Fifth Amendment”) to that certain Senior Secured Revolving Credit Agreement, dated as of February 1, 2022 (as amended, the “ING Facility”), by and among the Company, as the borrower, the lenders and issuing banks from time to time party thereto, and ING Capital LLC, as administrative agent (in such capacity, the “Administrative Agent”). The Fifth Amendment, among other things, (i) increased the aggregate amount of commitments from $925 million to $1,350 million, (ii) modified the applicable margin that applies to “alternate base rate” loans to 0.875% from 0.75% or 0.875%, depending on borrowing base conditions, and modified the applicable margin that applies to SOFR rate loans to 1.875% from 1.75% or 1.875%, depending on borrowing base conditions, (iii) extended the commitment termination date to July 15, 2028 and extended the final maturity date to July 15, 2029, (iv) modified certain debt and financial covenants, and (v) provided for certain payment of an annualized fee on the increase in commitments and extension of the reinvestment period. The other material terms of the ING Facility remain unchanged. Borrowings under the ING Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Fifth Amendment and is qualified in its entirety by reference to the copy of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits
EXHIBIT NUMBER
10.1*
Amendment No. 5 to Senior Secured Revolving Credit Agreement, dated as of July 15, 2024 with the Company, as a borrower, ING Capital LLC, as administrative agent, ING Capital LLC and Truist Securities, Inc. as joint book runners and ING Capital LLC, MUFG Bank, Ltd., Sumitomo Mitsui Banking Corporation and Truist Securities, Inc. as joint lead arrangers.

* Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH HAVEN PRIVATE INCOME FUND LLC

Date: July 17, 2024	By:	/s/ Orit Mizrachi
	Name:	Orit Mizrachi
	Title:	Chief Operating Officer